First Security Municipal Bond Fund

Institutional Shares – FIFSx

A Shares – FSARx

A series of Capitol Series Trust

SUPPLEMENT DATED SEPTEMBER 15, 2015, TO THE PROSPECTUS OF THE FIRST SECURITY MUNICIPAL BOND FUND DATED MAY 20, 2015

PLEASE REPLACE THE PARAGRAPH FOR INSTITUTIONAL SHARES IN THE SUB-SECTION TITLED “CLASSES OF SHARES” OF THE SECTION TITLED “HOW TO BUY SHARES” ON PAGE 13 OF THE FUND’S PROSPECTUS WITH THE FOLLOWING:

Classes of Shares

Institutional Shares. Institutional Shares are available for purchase by Financial Intermediaries on behalf of clients investing in the Fund through fee-based accounts, fee-based investment programs and mutual fund platforms The minimum initial investment is $25,000. The minimum subsequent investment is $1,000 ($100 for automatic investment plan contributions). Institutional Shares are not subject to any 12b-1 fees. Institutional Shares are purchased at net asset value (“NAV”).